UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-23097

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    April 30

Date of reporting period:    April 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended April 30, 2019. The total returns for the Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended April 30, 2019	Year Ended April 30, 2019
Cohen & Steers Low Duration Preferred and Income Fund:
Class A	3.44%	3.77%
Class C	3.09%	3.06%
Class I	3.61%	4.02%
Class R	3.31%	3.51%
Class Z	3.61%	4.02%
ICE BofAML 1-3 Year US Corporate Index[a]	2.98%	4.13%
Blended Benchmark—65% ICE BofAML 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofAML 1-5 Year US Corporate Index[a]	4.56%	5.15%
S&P 500 Index[a]	9.76%	13.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 2.00% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does

[a]

The ICE BofAML 1-3 Year US Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than three years. The Blended Benchmark consists of 65% ICE BofAML 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofAML 1-5 Year US Corporate Index. The ICE BofAML 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with a remaining term to final maturity of one year or more, but less than five years. The ICE BofAML 1-5 Year US Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Low-duration preferreds and corporate bonds generated a positive total return in the 12 months ended April 30, 2019—a period marked by heightened market volatility, rising global trade tensions and shifting views on the global economy’s prospects.

Shorter-duration and credit-sensitive securities, including low-duration preferreds, generally benefited early in the period amid signs of continued economic expansion and a modest uptick in inflation. However, concerns about the global economy grew in the second half of 2018, due in part to weaker data from China and Europe. Against this backdrop, indications that the U.S. Federal Reserve would nonetheless continue to raise interest rates resulted in turbulence for equities and fixed income markets, with stocks falling and credit spreads widening.

A strong rebound followed in early 2019, more than erasing earlier losses, as the global economy appeared to stabilize. The rally was aided in part by China’s official actions to spur growth, and by Fed indications that further monetary policy tightening was on hold. The Fed also signaled it would end its balance sheet runoff later in the year, sooner than generally expected. As well, the European Central Bank pushed out its expectations for monetary policy tightening. With inflation indicators generally in check, yields on 10-year German and Japanese sovereign bonds both fell below zero for the first time since 2016, and U.S. 10-year Treasury yields fell to their lows for the period.

In addition to more accommodative central banks, risk sentiment benefited in part from optimism about trade negotiations between the U.S. and China, which initially saw the postponement of higher tariffs on imports from China. As well, generally solid earnings growth in the U.S. and loosening financial conditions via receptive, vibrant capital markets provided a more positive backdrop for growth.

Fund Performance

The Fund had a positive total return in the period, although it modestly underperformed the ICE BofAML 1-3 Year US Corporate Index on a net basis. This benchmark focuses on investment-grade corporate bonds with maturities of one to three years. The Fund’s primary investment objective is to provide high current income and its secondary objective is to provide capital preservation, which we believe is consistent with this benchmark over time. The Fund also underperformed its secondary benchmark, which includes low-duration preferred securities as well as corporate bonds. As a general matter, given the Fund’s focus on capital preservation, we typically look to deliver an income rate similar to this blended benchmark, but with lower volatility.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Bank preferreds, which account for the majority of the preferreds market, produced solid gains. Bank earnings generally remained healthy from a credit perspective, with strong capital levels and continued low loan losses. However, there were signs of a slowdown in loan growth, a trend toward higher deposit costs, and increased spending on payrolls and technology upgrades.

Relative to the Fund’s secondary benchmark, security selection in the banking, insurance and utilities sectors detracted from relative performance, as the Fund did not own (or held underweight positions in) certain securities with relatively low coupons or coupon resets that outperformed. Security selection in the non-traditional preferreds sector also hindered performance; this included an underweight position in a security from General Electric that rallied as the financially troubled company announced actions to shore up its balance sheet as well as earnings results that generally beat lowered expectations.

Security selection in the finance sector contributed to relative performance. Beneficial investments included an out-of-index allocation to a floating-rate preferred from Ally Financial that outperformed the secondary index as the Fed softened its outlook for raising interest rates.

Short-term investment-grade corporate bonds, which make up 35% of the Fund’s blended benchmark (and all of the ICE BofAML 1-3 Year U.S. Corporate Index), performed in line with the short-term preferred index that makes up the other 65% of the Fund’s blended benchmark. The Fund’s underweight in short-term corporate bonds had no significant impact on its performance relative to the blended benchmark.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts did not have a material impact on the Fund’s total return during the 12 months ended April 30, 2019.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended April 30, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	1.69%[a]	2.06%[d]	—	—	—
1 Year (without sales charge)	3.77%	3.06%	4.02%	3.51%	4.02%
Since Inception[e] (with sales charge)	3.26%[a]	3.16%	—	—	—
Since Inception[e] (without sales charge)	3.87%	3.16%	4.18%	3.65%	4.18%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2018 prospectus, as supplemented May 3, 2019, were as follows: Class A—1.15% and 0.90%; Class C—1.80% and 1.55%; Class I—0.86% and 0.55%; Class R—1.30% and 1.05%; and Class Z—0.80% and 0.55%. Through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class I shares, 1.05% for Class R shares and 0.55% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 2.00% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	The Blended Benchmark consists of 65% ICE BofAML 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% ICE BofAML 1-5 Year US Corporate Index.
[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception date of November 30, 2015.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018—April 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period[a] November 1, 2018— April 30, 2019
Class A
Actual (3.44% return)	$1,000.00	$1,034.40	$4.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.63	$4.21

Class C
Actual (3.09% return)	$1,000.00	$1,030.90	$7.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.11	$7.75

Class I
Actual (3.61% return)	$1,000.00	$1,036.10	$2.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

Class R
Actual (3.31% return)	$1,000.00	$1,033.10	$5.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.59	$5.26

Class Z
Actual (3.61% return)	$1,000.00	$1,036.10	$2.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 0.84%, 1.55%, 0.55%, 1.05% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

April 30, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Wells Fargo & Co., 6.381%, Series K (FRN)	$47,489,969	3.4
GMAC Capital Trust I, 8.469%, due 2/15/40, Series 2 (TruPS) (FRN)	28,871,088	2.1
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)	27,479,154	2.0
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)	24,799,760	1.8
Citigroup, Inc., 5.95%	24,257,437	1.7
Citigroup, Inc., 6.125%, Series R	24,123,135	1.7
Morgan Stanley, 5.55%, Series J	23,807,387	1.7
Dai-ichi Life Insurance Co., Ltd., 7.25%, 144A (Japan)	23,609,880	1.7
PNC Financial Services Group, Inc., 6.75%, Series O	21,330,648	1.5
JPMorgan Chase & Co., 5.30%, Series Z	20,867,257	1.5

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2019

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	7.1%
BANKS	3.3%
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,b		133,921	$3,712,290
GMAC Capital Trust I, 8.469%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[c]		1,097,760	28,871,088
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Ja,b		134,245	3,490,370
PNC Financial Services Group, Inc., 6.125% to 5/1/22, Series Pa,b		47,627	1,267,354
SunTrust Banks, Inc., 4.00%, (3 Month US LIBOR + 0.53%, Floor 4.00%), (FRN)[b,c]		154,373	3,339,088
Valley National Bancorp., 5.50% to 9/30/22, Series Ba,b		111,375	2,820,015
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,b		79,199	2,082,934

			45,583,139

FINANCIAL—INVESTMENT BANKER/BROKER	0.6%
Morgan Stanley, 4.00%, (3 Month US LIBOR + 0.70%, Floor 4.00%), Series A (FRN)[b,c]		69,131	1,399,212
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		254,089	6,878,189

			8,277,401

INSURANCE	0.5%
MULTI-LINE	0.1%
Hartford Financial Services Group, Inc./The, 7.875% to 4/15/22, due 4/15/42[a]		71,915	1,988,450

REINSURANCE	0.4%
Reinsurance Group of America, Inc., 6.20% to 9/15/22, due 9/15/42[a]		194,124	5,196,699

TOTAL INSURANCE			7,185,149

PIPELINES	2.6%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[a]		507,330	13,408,732
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Da,b		698,250	17,330,565
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ea,b		224,000	5,570,880

			36,310,177

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Shares		Value
UTILITIES	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		80,613		$2,126,571

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$98,638,330)				99,482,437

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	67.7%
BANKS	21.6%
BAC Capital Trust XIV, 4.00%, (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)[b,c]		$4,500,000		3,730,118
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		16,507,000		17,796,857
Capital One Financial Corp., 5.55% to 6/1/20, Series Ea,b		4,350,000		4,432,498
Citigroup, Inc., 5.90% to 2/15/23[a,b]		4,888,000		5,056,343
Citigroup, Inc., 5.95% to 1/30/23[a,b]		23,355,000		24,257,437
Citigroup, Inc., 5.95% to 8/15/20, Series Qa,b		11,950,000		12,191,569
Citigroup, Inc., 6.125% to 11/15/20, Series Ra,b		23,328,000		24,123,135
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b		6,210,000		6,406,950
CoBank ACB, 6.25% to 10/1/22, Series Fa,b		29,100	†	3,022,763
CoBank ACB, 6.25% to 10/1/26, Series Ia,b		1,300,000		1,368,250
Corestates Capital II, 3.247%, (3 Month US LIBOR + 0.65%), due 1/15/27, 144A (FRN)[c,d]		9,000,000		8,288,010
Corestates Capital III, 3.254%, (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)[c,d]		7,300,000		6,649,497
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,d		8,000	†	848,000
Farm Credit Bank of Texas, 10.00%, Series Ib		8,750	†	9,887,500
Goldman Sachs Group, Inc./The, 5.70% to 5/10/19, Series La,b		12,170,000		12,215,637
Goldman Sachs Group, Inc./The, 5.375% to 5/10/20, Series Ma,b		10,150,000		10,388,373
JPMorgan Chase & Co., 6.053%, (3 Month US LIBOR + 3.47%), Series I (FRN)[b,c]		18,624,000		18,754,089
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b		10,266,000		10,785,870
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		9,660,000		10,707,627
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		5,000,000		5,315,625
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Za,b		20,500,000		20,867,257
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Oa,b		20,046,000		21,330,648

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount	Value
SunTrust Capital III, 3.261%, (3 Month US LIBOR + 0.65%), due 3/15/28, (FRN)[c]		$6,550,000	$6,102,045
SunTrust Preferred Capital I, 4.00%, (3 Month US LIBOR + 0.645%, Floor 4.00%), (FRN)[b,c]		3,366,000	2,715,403
US Bancorp, 5.125% to 1/15/21, Series Ia,b		5,040,000	5,167,688
Wachovia Capital Trust II, 3.097%, (3 Month US LIBOR + 0.50%), due 1/15/27, (FRN)[c]		3,500,000	3,231,865
Wells Fargo & Co., 6.381%, (3 Month US LIBOR + 3.77%), Series K (FRN)[b,c]		47,195,000	47,489,969

			303,131,023

BANKS—FOREIGN	20.5%
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)[a,b,e,f]		2,000,000	2,502,428
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]		5,400,000	5,649,561
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,d]		7,700,000	8,064,911
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)[a,b,e]		4,600,000	4,758,194
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,b,e,f]		5,950,000	6,288,109
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]		9,800,000	10,339,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,d,e]		7,200,000	7,348,608
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,b,d,e]		3,600,000	3,723,138
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,b,d,e]		6,600,000	6,956,961
BPCE SA, 12.50% to 9/30/19, 144A (France)[a,b,d]		4,160,000	4,325,277
Cooperatieve Rabobank UA, 11.00% to 6/30/19, 144A (Netherlands)[a,b,d]		17,175,000	17,447,224
Credit Agricole SA, 6.625% to 9/23/19, 144A (France)[a,b,d,e]		4,800,000	4,854,662
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,d,e]		6,800,000	7,093,148
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d,e]		7,600,000	8,274,074
Credit Agricole SA, 8.375% to 10/13/19, 144A (France)[a,b,d]		10,600,000	10,891,500
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,e,f]		8,600,000	8,969,413
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,d,e]		16,000,000	16,790,240

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

	Principal Amount	Value
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,b,e,f]	$5,700,000	$5,923,024
HSBC Holdings PLC, 6.00% to 9/29/23 (United Kingdom)[a,b,e,f]	1,000,000	1,278,751
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	3,600,000	3,756,150
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	1,400,000	1,425,746
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,b,e]	15,300,000	16,051,001
Industrial & Commercial Bank of China Ltd., 6.00% to 12/10/19, 144A (China)[a,b,d,e]	5,000,000	5,064,590
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,b,e,f]	4,400,000	4,596,222
Lloyds Bank PLC, 12.00% to 12/16/24, 144A (United Kingdom)[a,b,d]	7,900,000	9,528,388
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,d,e]	3,200,000	3,274,800
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)[a,b,e]	5,200,000	5,362,500
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,b,e]	18,300,000	19,718,250
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)[a,b,e,f]	5,400,000	5,386,500
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,b,d,e]	9,850,000	10,268,625
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,e]	4,200,000	4,433,688
Standard Chartered PLC, 6.50% to 4/2/20, 144A (United Kingdom)[a,b,d,e]	2,200,000	2,238,500
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,b,d,e]	11,200,000	11,840,494
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,e]	5,200,000	5,547,828
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[a,b,e,f]	5,600,000	5,712,627
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)[a,b,e,f]	6,000,000	6,209,580
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,d,e]	8,600,000	8,970,746

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount		Value
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (Switzerland)[a,b,e,f]		$8,000,000		$8,180,320
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[a,b,e,f]		8,200,000		8,630,500

				287,675,278

ELECTRIC	2.0%
INTEGRATED ELECTRIC	0.2%
Southern California Edison Co., 6.25% to 2/1/22, Series Ea,b		2,782,000		2,784,184

INTEGRATED ELECTRIC—FOREIGN	1.3%
Electricite de France SA, 4.00% to 7/4/24 (France)[a,b,f]		5,000,000		5,905,367
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[a,b,d]		3,750,000		3,808,650
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,d]		9,092,000		9,188,739

				18,902,756

REGULATED ELECTRIC	0.5%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Ba		6,383,000		6,513,581

TOTAL ELECTRIC				28,200,521

FINANCIAL—INVESTMENT BANKER/BROKER	3.0%
Charles Schwab Corp./The, 7.00% to 2/1/22[a,b]		11,650,000		12,470,801
Charles Schwab Corp./The, 4.625% to 3/1/22, Series Ea,b		5,390,000		5,387,548
Morgan Stanley, 5.55% to 7/15/20, Series Ja,b		23,290,000		23,807,387

				41,665,736

FOOD	0.1%
Dairy Farmers of America, Inc., 7.875%, 144Ab,d,g		15,000	†	1,503,180

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.4%
General Electric Co., 5.00% to 1/21/21, Series Da,b		$20,986,000		19,900,709

INSURANCE	13.7%
LIFE/HEALTH INSURANCE	3.3%
MetLife, Inc., 5.25% to 6/15/20, Series Ca,b		8,140,000		8,241,140
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[a]		13,194,000		13,843,343

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount	Value
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[a]		$13,225,000	$14,071,598
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[a]		6,414,000	6,441,035
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		3,460,000	3,600,614

			46,197,730

LIFE/HEALTH INSURANCE—FOREIGN	5.1%
CNP Assurances, 6.875% to 7/18/19 (France)[a,b,f]		13,200,000	13,324,872
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[a,b,d]		22,007,000	23,609,880
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,f]		7,200,000	7,834,903
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[a,b,d]		6,400,000	6,255,475
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[a,d]		8,600,000	8,918,329
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[a,d]		10,200,000	11,173,743

			71,117,202

MULTI-LINE	1.0%
Hartford Financial Services Group, Inc./The, 4.809%, (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[c,d]		16,544,000	14,821,521

PROPERTY CASUALTY	0.5%
Liberty Mutual Group, Inc., 5.516%, (3 Month US LIBOR + 2.905%), due 3/7/37, 144A (FRN)[c,d]		7,750,000	7,375,598

PROPERTY CASUALTY—FOREIGN	3.3%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)[a,d]		25,374,000	27,479,154
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[a,f]		5,600,000	6,036,604
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)[a,d]		4,200,000	4,574,703
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,b,f]		7,800,000	7,767,209

			45,857,670

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount		Value
REINSURANCE—FOREIGN	0.5%
Aquarius & Investments PLC for Swiss Reinsurance Co. Ltd., 6.375% to 9/1/19, due 9/1/24 (Switzerland)[a,e,f]		$6,950,000		$7,020,334

TOTAL INSURANCE				192,390,055

INTEGRATED TELECOMMUNICATIONS SERVICES	1.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[d]		23,396	†	24,799,760

MATERIAL—METALS & MINING	1.3%
BHP Billiton Finance USA Ltd., 6.25% to 10/19/20, due 10/19/75, 144A (Australia)[a,d]		16,600,000		17,380,449

MEDIA	0.1%
Viacom, Inc., 5.875% to 2/28/22, due 2/28/57[a]		600,000		607,500

PIPELINES	0.6%
Andeavor Logistics LP, 6.875% to 2/15/23, Series Aa,b		3,619,000		3,662,030
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[a]		5,160,000		5,156,981

				8,819,011

UTILITIES	1.6%
ELECTRIC UTILITIES—FOREIGN	1.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[a]		2,000,000		2,155,170
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[a,d]		12,810,000		14,411,250

				16,566,420

MULTI-UTILITIES	0.4%
NiSource, Inc., 5.65% to 6/15/23[a,b]		5,680,000		5,704,765

TOTAL UTILITIES				22,271,185

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$948,169,679)				948,344,407

CORPORATE BONDS	23.2%
BANKS	0.5%
CIT Group, Inc., 4.75%, due 2/16/24		5,000,000		5,187,500
Goldman Sachs Group, Inc./The, 4.332%, (3 Month US LIBOR + 1.75%), due 10/28/27, Series GMTN (FRN)[c]		1,750,000		1,792,305

				6,979,805

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES	0.8%
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25		$11,650,000	$11,465,482

ELECTRIC	1.1%
INTEGRATED ELECTRIC	0.2%
Integrys Holding, Inc., 4.17%, due 11/1/20		3,089,000	3,130,907

REGULATED ELECTRIC	0.9%
WEC Energy Group, Inc., 3.10%, due 3/8/22		3,350,000	3,376,051
WEC Energy Group, Inc., 3.375%, due 6/15/21		8,260,000	8,361,425

TOTAL REGULATED ELECTRIC			11,737,476

TOTAL ELECTRIC			14,868,383

FINANCIAL	2.3%
DIVERSIFIED FINANCIAL SERVICES	2.0%
Caterpillar Financial Services Corp., 3.15%, due 9/7/21, Series MTN		7,025,000	7,105,358
Ford Motor Credit Co. LLC, 4.25%, due 9/20/22		1,372,000	1,392,871
Ford Motor Credit Co. LLC, 3.408%, (3 Month US LIBOR + 0.81%), due 4/5/21, (FRN)[c]		6,100,000	6,033,324
Ford Motor Credit Co. LLC, 3.484%, (3 Month US LIBOR + 0.88), due 10/12/21, (FRN)[c]		5,000,000	4,910,481
General Motors Financial Co., Inc., 3.588%, (3 Month US LIBOR + 0.99%), due 1/5/23, (FRN)[c]		3,875,000	3,810,065
General Motors Financial Co., Inc., 3.911%, (3 Month US LIBOR + 1.31%), due 6/30/22, (FRN)[c]		4,461,000	4,464,235

TOTAL DIVERSIFIED FINANCIAL SERVICES			27,716,334

INVESTMENT BANKER/BROKER	0.3%
Cantor Fitzgerald LP, 4.875%, due 5/1/24, 144Ad		5,000,000	5,013,434

			32,729,768

HEALTH CARE	0.5%
CVS Health Corp., 3.231%, (3 Month US LIBOR + 0.63%), due 3/9/20, (FRN)[c]		3,590,000	3,602,444
CVS Health Corp., 3.321%, (3 Month US LIBOR + 0.72%), due 3/9/21, (FRN)[c]		3,572,000	3,587,516

			7,189,960

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.3%
Verizon Communications, Inc., 3.45%, due 3/15/21		$10,810,000	$10,958,150
Verizon Communications, Inc., 3.784%, (3 Month US LIBOR + 1.10%), due 5/15/25, (FRN)[c]		6,800,000	6,859,924

			17,818,074

MEDIA	0.6%
Comcast Corp., 3.30%, due 10/1/20		3,900,000	3,931,464
Comcast Corp., 3.45%, due 10/1/21		3,900,000	3,973,835

			7,905,299

REAL ESTATE	15.3%
FINANCE	2.5%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, due 3/15/24		6,499,000	6,661,475
iStar, Inc., 6.00%, due 4/1/22		4,000,000	4,105,000
iStar, Inc., 6.50%, due 7/1/21		8,115,000	8,297,588
Newmark Group, Inc., 6.125%, due 11/15/23, 6.125%		6,625,000	6,957,546
VEREIT Operating Partnership LP, 4.125%, due 6/1/21		8,652,000	8,811,523

			34,833,132

HEALTH CARE	4.2%
HCP, Inc., 2.625%, due 2/1/20		5,960,000	5,947,890
HCP, Inc., 4.25%, due 11/15/23		4,250,000	4,437,397
Healthcare Trust of America Holdings LP, 3.375%, due 7/15/21		2,500,000	2,509,886
Healthcare Trust of America Holdings LP, 3.70%, due 4/15/23		6,765,000	6,839,012
Sabra Health Care LP/Sabra Capital Corp., 5.50%, due 2/1/21		8,775,000	8,857,266
Senior Housing Properties Trust, 6.75%, due 4/15/20		4,000,000	4,048,294
Senior Housing Properties Trust, 6.75%, due 12/15/21		10,350,000	10,901,270
Welltower, Inc., 3.95%, due 9/1/23		6,500,000	6,740,479
Welltower, Inc., 4.50%, due 1/15/24		3,164,000	3,343,716
Welltower, Inc., 4.95%, due 1/15/21		4,605,000	4,742,146

			58,367,356

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount	Value
NET LEASE	0.2%
VEREIT, Inc., 3.75%, due 12/15/20		$3,000,000	$3,001,648

OFFICE	4.1%
Alexandria Real Estate Equities, Inc., 2.75%, due 1/15/20		1,910,000	1,908,051
Alexandria Real Estate Equities, Inc., 4.00%, due 1/15/24		2,000,000	2,085,292
Alexandria Real Estate Equities, Inc., 4.60%, due 4/1/22		12,323,000	12,881,296
Boston Properties LP, 5.625%, due 11/15/20		10,199,000	10,580,116
Corporate Office Properties LP, 3.60%, due 5/15/23		9,550,000	9,455,178
Corporate Office Properties LP, 3.70%, due 6/15/21		8,000,000	7,996,198
Office Properties Income Trust, 3.60%, due 2/1/20		6,275,000	6,288,658
SL Green Operating Partnership LP, 3.25%, due 10/15/22		6,155,000	6,164,398

			57,359,187

RESIDENTIAL	0.7%
ERP Operating LP, 4.625%, due 12/15/21		2,200,000	2,297,206
Post Apartment Homes LP, 3.375%, due 12/1/22		2,500,000	2,519,913
UDR, Inc., 3.70%, due 10/1/20		5,400,000	5,455,754

			10,272,873

SHOPPING CENTERS	1.4%
COMMUNITY CENTER	0.7%
Weingarten Realty Investors, 4.45%, due 1/15/24		2,362,000	2,444,935
Weingarten Realty Investors, 3.50%, due 4/15/23		8,000,000	8,033,519

			10,478,454

FREE STANDING	0.7%
Realty Income Corp., 3.25%, due 10/15/22		5,138,000	5,221,507
Realty Income Corp., 4.65%, due 8/1/23		4,200,000	4,500,025

			9,721,532

TOTAL SHOPPING CENTERS			20,199,986

SPECIALTY	2.2%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ad		8,226,000	8,400,803
Digital Realty Trust LP, 3.40%, due 10/1/20		7,500,000	7,558,694

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

		Principal Amount	Value
Digital Realty Trust LP, 5.25%, due 3/15/21		$8,120,000	$8,409,816
Equinix, Inc., 5.375%, due 4/1/23		6,190,000	6,342,893

			30,712,206

TOTAL REAL ESTATE			214,746,388

TELECOMMUNICATION—COMMUNICATIONS	0.5%
Vodafone Group PLC, 3.75%, due 1/16/24 (United Kingdom)		2,300,000	2,341,605
Vodafone Group PLC, 4.375%, due 3/16/21 (United Kingdom)		5,000,000	5,156,398

			7,498,003

UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.3%
Enel Finance International NV, 2.875%, due 5/25/22, 144A (Italy)[d]		4,000,000	3,955,189

TOTAL CORPORATE BONDS (Identified cost—$321,889,827)			325,156,351

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,368,697,836)	98.0%		1,372,983,195
OTHER ASSETS IN EXCESS OF LIABILITIES	2.0		28,023,374

NET ASSETS	100.0%		$1,401,006,569

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	3,519,582	USD	4,592,368	5/2/19	$2,832
Brown Brothers Harriman	USD	4,587,846	GBP	3,519,582	5/2/19	1,690
Brown Brothers Harriman	EUR	2,103,895	USD	2,364,563	5/3/19	4,834
Brown Brothers Harriman	EUR	1,128,842	USD	1,277,092	5/3/19	10,982
Brown Brothers Harriman	EUR	2,144,806	USD	2,419,762	5/3/19	14,146
Brown Brothers Harriman	EUR	5,419,926	USD	6,100,696	5/3/19	21,704
Brown Brothers Harriman	USD	10,568,966	EUR	9,431,608	5/3/19	9,531
Brown Brothers Harriman	USD	1,522,320	EUR	1,365,861	5/3/19	9,630
Brown Brothers Harriman	EUR	9,443,675	USD	10,611,008	6/4/19	(10,375)
Brown Brothers Harriman	GBP	3,527,788	USD	4,606,233	6/4/19	(2,080)
						$62,894

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2019

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note:	Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
[a]	Security converts to floating rate after the indicated fixed-rate coupon period.
[b]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[c]	Variable rate. Rate shown is in effect at April 30, 2019.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $365,392,765 which represents 26.1% of the net assets of the Fund, of which 0.1% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $244,438,312 or 17.4% of the net assets of the Fund.

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $117,216,324 which represents 8.4% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Security value is determined based on significant unobservable inputs (Level 3).

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019

ASSETS:
Investments in securities, at value (Identified cost—$1,368,697,836)	$1,372,983,195
Receivable for:
Investment securities sold	29,843,450
Dividends and interest	16,461,348
Fund shares sold	7,514,574
Unrealized appreciation on forward foreign currency exchange contracts	75,349
Other assets	21,653

Total Assets	1,426,899,569

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	12,455
Payable for:
Investment securities purchased	19,674,949
Fund shares redeemed	2,680,248
Dividends declared	1,623,914
Due to custodian	944,330
Investment advisory fees	400,540
Shareholder servicing fees	257,557
Administration fees	57,665
Distribution fees	4,143
Directors’ fees	1,687
Other liabilities	235,512

Total Liabilities	25,893,000

NET ASSETS	$1,401,006,569

NET ASSETS consist of:
Paid-in capital	$1,417,350,637
Total distributable earnings/(accumulated loss)	(16,344,068)

$1,401,006,569

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2019

CLASS A SHARES:
NET ASSETS	$135,013,504
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,582,227

Net asset value and redemption price per share	$9.94

Maximum offering price per share ($9.94 ÷ 0.98)[a]	$10.14

CLASS C SHARES:
NET ASSETS	$55,507,843
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,594,721

Net asset value and offering price per share[b]	$9.92

CLASS I SHARES:
NET ASSETS	$1,210,091,673
Shares issued and outstanding ($0.001 par value common stock outstanding)	121,839,541

Net asset value, offering and redemption price per share	$9.93

CLASS R SHARES:
NET ASSETS	$365,012
Shares issued and outstanding ($0.001 par value common stock outstanding)	36,690

Net asset value, offering and redemption price per share	$9.95

CLASS Z SHARES:
NET ASSETS	$28,537
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,874

Net asset value, offering and redemption price per share	$9.93

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2019

Investment Income:
Interest income	$52,311,757
Dividend income	8,866,933

Total Investment Income	61,178,690

Expenses:
Investment advisory fees	8,872,767
Administration fees	859,187
Distribution fees and service fees—Class A (See Note 2)	345,415
Distribution fees and service fees—Class C (See Note 2)	465,969
Distribution fees and service fees—Class R (See Note 2)	2,509
Shareholder servicing fees—Class I (See Note 2)	711,056
Registration and filing fees	224,732
Transfer agent fees and expenses	197,128
Professional fees	104,657
Shareholder reporting expenses	95,610
Directors’ fees and expenses	71,528
Custodian fees and expenses	39,622
Miscellaneous	58,589

Total Expenses	12,048,769
Reduction of Expenses (See Note 2)	(3,717,885)

Net Expenses	8,330,884

Net Investment Income (Loss)	52,847,806

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(12,671,145)
Forward foreign currency exchange contracts	2,627,609
Foreign currency transactions	(16,748)

Net realized gain (loss)	(10,060,284)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	8,179,271
Forward foreign currency exchange contracts	(559,524)
Foreign currency translations	(6,508)

Net change in unrealized appreciation (depreciation)	7,613,239

Net Realized and Unrealized Gain (Loss)	(2,447,045)

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,400,761

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$52,847,806	$24,128,602
Net realized gain (loss)	(10,060,284)	334,510
Net change in unrealized appreciation (depreciation)	7,613,239	(8,040,402)

Net increase (decrease) in net assets resulting from operations	50,400,761	16,422,710

Distributions to Shareholders:[a]
Class A	(5,285,916)	(3,651,817)
Class C	(1,726,124)	(880,384)
Class I	(56,448,711)	(29,051,087)
Class R	(20,104)	(19,790)
Class Z	(754)	(686)
Tax Return of Capital to Shareholders:
Class A	—	(4,087)
Class C	—	(1,254)
Class I	—	(34,424)
Class R	—	(21)
Class Z	—	(1)

Total distributions	(63,481,609)	(33,643,551)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	365,612,646	705,910,665

Total increase (decrease) in net assets	352,531,798	688,689,824
Net Assets:
Beginning of year	1,048,474,771	359,784,947

End of year	$1,401,006,569	$1,048,474,771

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS—(Continued)

[a]

Distributions to shareholders from net investment income and net realized gain for year ended April 30, 2018 have been reclassified to distributions to shareholders to reflect required amendments to Regulation S-X and to conform to the current year presentation. The amounts reported within the April 30, 2018 annual report were as follows:

For the Year Ended April 30, 2018
Distributions to Shareholders from:
Net investment income:
Class A	$(3,615,989)
Class C	(869,912)
Class I	(28,786,891)
Class R	(19,675)
Class Z	(679)
Net realized gain:
Class A	(35,828)
Class C	(10,472)
Class I	(264,196)
Class R	(115)
Class Z	(7)

Total distributions to shareholders	$(33,603,764)

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended April 30,			For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Performance:	2019	2018	2017
Net asset value, beginning of period	$10.00	$10.14	$9.87	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.36	0.33	0.34	0.16
Net realized and unrealized gain (loss)	(0.00)[c]	(0.04)	0.30	(0.16)

Total from investment operations	0.36	0.29	0.64	—

Less dividends and distributions to shareholders from:

Net investment income	(0.42)	(0.43)	(0.37)	(0.13)
Net realized gain	—	(0.00)[c]	—	—
Tax return of capital	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.42)	(0.43)	(0.37)	(0.13)

Net increase (decrease) in net asset value	(0.06)	(0.14)	0.27	(0.13)

Net asset value, end of period	$9.94	$10.00	$10.14	$9.87

Total return[d,e]	3.77%	2.90%	6.64%	0.07%[f,g]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$135.0	$107.7	$61.1	$3.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.06%	1.09%	1.35%	2.16%[h]

Expenses (net of expense reduction)	0.84%	0.84%	0.89%	1.15%[h]

Net investment income (loss) (before expense reduction)	3.41%	2.97%	2.90%	2.94%[h]

Net investment income (loss) (net of expense reduction)	3.63%	3.22%	3.36%	3.95%[h]

Portfolio turnover rate	52%	34%	52%	40%[f]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]

The April 30, 2016 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on April 30, 2016.

[h]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended April 30,			For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Performance:	2019	2018	2017
Net asset value, beginning of period	$9.98	$10.13	$9.87	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.29	0.25	0.26	0.12
Net realized and unrealized gain (loss)	0.01	(0.03)	0.31	(0.15)

Total from investment operations	0.30	0.22	0.57	(0.03)

Less dividends and distributions to shareholders from:

Net investment income	(0.36)	(0.37)	(0.31)	(0.10)
Net realized gain	—	(0.00)[c]	—	—
Tax return of capital	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.36)	(0.37)	(0.31)	(0.10)

Net increase (decrease) in net asset value	(0.06)	(0.15)	0.26	(0.13)

Net asset value, end of period	$9.92	$9.98	$10.13	$9.87

Total return[d,e]	3.06%	2.13%	5.90%	–0.25%[f]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$55.5	$33.0	$11.4	$0.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.77%	1.79%	2.02%	2.87%[g]

Expenses (net of expense reduction)	1.55%	1.54%	1.55%	1.80%[g]

Net investment income (loss) (before expense reduction)	2.73%	2.25%	2.15%	1.93%[g]

Net investment income (loss) (net of expense reduction)	2.95%	2.50%	2.62%	3.00%[g]

Portfolio turnover rate	52%	34%	52%	40%[f]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended April 30,			For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Performance:	2019	2018	2017
Net asset value, beginning of period	$10.00	$10.14	$9.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.39	0.35	0.37	0.16
Net realized and unrealized gain (loss)	(0.00)[c]	(0.02)	0.30	(0.14)

Total from investment operations	0.39	0.33	0.67	0.02

Less dividends and distributions to shareholders from:

Net investment income	(0.46)	(0.47)	(0.41)	(0.14)
Net realized gain	—	(0.00)[c]	—	—
Tax return of capital	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.46)	(0.47)	(0.41)	(0.14)

Net increase (decrease) in net asset value	(0.07)	(0.14)	0.26	(0.12)

Net asset value, end of period	$9.93	$10.00	$10.14	$9.88

Total return[d]	4.02%	3.25%	6.89%	0.17%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,210.1	$907.2	$286.8	$29.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.83%	0.86%	1.07%	1.93%[f]

Expenses (net of expense reduction)	0.55%	0.55%	0.58%	0.80%[f]

Net investment income (loss) (before expense reduction)	3.65%	3.17%	3.15%	2.70%[f]

Net investment income (loss) (net of expense reduction)	3.93%	3.48%	3.64%	3.83%[f]

Portfolio turnover rate	52%	34%	52%	40%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended April 30,			For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Performance:	2019	2018	2017
Net asset value, beginning of period	$10.01	$10.15	$9.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.34	0.31	0.29	0.13
Net realized and unrealized gain (loss)	(0.00)[c]	(0.04)	0.33	(0.14)

Total from investment operations	0.34	0.27	0.62	(0.01)

Less dividends and distributions to shareholders from:

Net investment income	(0.40)	(0.41)	(0.35)	(0.11)
Net realized gain	—	(0.00)[c]	—	—
Tax return of capital	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.40)	(0.41)	(0.35)	(0.11)

Net increase (decrease) in net asset value	(0.06)	(0.14)	0.27	(0.12)

Net asset value, end of period	$9.95	$10.01	$10.15	$9.88

Total return[d]	3.51%	2.65%	6.43%	–0.06%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$365.0	$544.2	$589.4	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.27%	1.30%	1.54%	2.45%[f]

Expenses (net of expense reduction)	1.05%	1.05%	1.06%	1.30%[f]

Net investment income (loss) (before expense reduction)	3.18%	2.82%	2.43%	2.09%[f]

Net investment income (loss) (net of expense reduction)	3.40%	3.07%	2.91%	3.24%[f]

Portfolio turnover rate	52%	34%	52%	40%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended April 30,			For the Period November 30, 2015[a] through April 30, 2016
Per Share Operating Performance:	2019	2018	2017
Net asset value, beginning of period	$10.00	$10.14	$9.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.39	0.36	0.37	0.15
Net realized and unrealized gain (loss)	(0.00)[c]	(0.03)	0.30	(0.13)

Total from investment operations	0.39	0.33	0.67	0.02

Less dividends and distributions to shareholders from:

Net investment income	(0.46)	(0.47)	(0.41)	(0.14)
Net realized gain	—	(0.00)[c]	—	—
Tax return of capital	—	(0.00)[c]	—	—

Total dividends and distributions to shareholders	(0.46)	(0.47)	(0.41)	(0.14)

Net increase (decrease) in net asset value	(0.07)	(0.14)	0.26	(0.12)

Net asset value, end of period	$9.93	$10.00	$10.14	$9.88

Total return[d]	4.02%	3.25%	6.89%	0.17%[e]

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$28.5	$17.5	$10.1	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	0.77%	0.80%	1.04%	1.96%[f]

Expenses (net of expense reduction)	0.55%	0.55%	0.62%	0.80%[f]

Net investment income (loss) (before expense reduction)	3.71%	3.26%	3.31%	2.60%[f]

Net investment income (loss) (net of expense reduction)	3.93%	3.51%	3.73%	3.76%[f]

Portfolio turnover rate	52%	34%	52%	40%[e]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 2, 2015 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. On November 2, 2018, the Fund’s diversification status changed from a non-diversified to a diversified fund. The Fund’s primary investment objective is to provide high current income and its secondary objective is to provide capital preservation. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$99,482,437	$99,482,437	$—	$—
Preferred Securities—Capital Securities:
Food	1,503,180	—	—	1,503,180
Other Industries	946,841,227	—	946,841,227	—
Corporate Bonds	325,156,351	—	325,156,351	—

Total Investments in Securities[a]	$1,372,983,195	$99,482,437	$1,271,997,578	$1,503,180	[b]

Forward Foreign Currency Exchange Contracts	$75,349	$—	$75,349	$—

Total Derivative Assets[a]	$75,349	$—	$75,349	$—

Forward Foreign Currency Exchange Contracts	$(12,455)	$—	$(12,455)	$—

Total Derivative Liabilities[a]	$(12,455)	$—	$(12,455)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of April 30, 2018	$1,520,580
Change in unrealized appreciation (depreciation)	(17,400)

Balance as of April 30, 2019	$1,503,180

The change in unrealized appreciation (depreciation) attributable to securities owned on April 30, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $(17,400).

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At April 30, 2019, the Fund did not have any option contracts outstanding.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund.

For the year ended April 30, 2019 and through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class I shares, 1.05% for Class R shares and 0.55% for Class Z shares. This contractual agreement may be amended or terminated at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended April 30, 2019, fees waived and/or expenses reimbursed totaled $3,717,885.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended April 30, 2019, the Fund incurred $682,521 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distribution and Service Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a monthly distribution fee, accrued daily and paid monthly, at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. In addition, also under the plan, the Fund may pay the distributor a monthly service fee, accrued daily and paid monthly, at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to Class A and Class C shares, respectively. The amounts paid pursuant to the plan for Class A, Class C and Class R shares may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $500,000 or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended April 30, 2019, the Fund has been advised that the distributor received $15,303, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $3,451 and $20,563 of CDSC relating to redemptions of Class A and Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $15,363 for the year ended April 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended April 30, 2019, totaled $1,085,804,692 and $682,233,138, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2019 and the effect of derivatives held during the year ended April 30, 2019, along with the respective location in the financial statements.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$75,349	Unrealized depreciation	$12,455

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$2,627,609	$(559,524)

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the year ended April 30, 2019.

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$16,138,349

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended April 30,
	2019	2018
Ordinary income	$63,481,609	$33,603,764
Return of capital	—	39,787

Total dividends and distributions	$63,481,609	$33,643,551

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of April 30, 2019, the tax-basis components of accumulated earnings and the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,371,819,433

Gross unrealized appreciation on investments	$10,252,714
Gross unrealized depreciation on investments	(9,085,590)

Net unrealized appreciation (depreciation) on investments	$1,167,124

Undistributed ordinary income	$710,644

As of April 30, 2019, the Fund had a short-term capital loss carryforward of $12,814,955 and a long-term capital loss carryforward of $5,406,881, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of April 30, 2019, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income and partnership securities and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $1,589,097 and total distributable earnings/(accumulated loss) was credited $1,589,097. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase.

The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	9,133,765	$90,158,390	8,650,536	$88,070,751
Issued as reinvestment of dividends and distributions	363,495	3,578,272	243,512	2,468,064
Redeemed	(6,689,216)	(65,619,033)	(4,140,470)	(42,086,225)

Net increase (decrease)	2,808,044	$28,117,629	4,753,578	$48,452,590

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended April 30, 2019		For the Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class C:
Sold	3,877,120	$37,948,649	2,500,362	$25,407,097
Issued as reinvestment of dividends and distributions	111,279	1,091,874	51,640	522,497
Redeemed	(1,700,612)	(16,636,562)	(366,022)	(3,711,837)

Net increase (decrease)	2,287,787	$22,403,961	2,185,980	$22,217,757

Class I:
Sold	118,671,632	$1,170,812,011	77,133,262	$783,771,343
Issued as reinvestment of dividends and distributions	3,830,557	37,653,805	1,805,138	18,283,985
Redeemed	(91,409,064)	(893,212,074)	(16,463,731)	(166,780,946)

Net increase (decrease)	31,093,125	$315,253,742	62,474,669	$635,274,382

Class R:
Sold	1,100	$10,836	42,735	$433,454
Issued as reinvestment of dividends and distributions	2,036	20,042	1,907	19,403
Redeemed	(20,833)	(204,734)	(48,346)	(494,642)

Net increase (decrease)	(17,697)	$(173,856)	(3,704)	$(41,785)

Class Z:
Sold	1,867	$18,540	735	$7,551
Issued as reinvestment of dividends and distributions	30	296	22	220
Redeemed	(774)	(7,666)	(6)	(50)

Net increase (decrease)	1,123	$11,170	751	$7,721

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Risks associated with preferred securities differ from risks inherent with other investments. In particular, in the event of bankruptcy, a company’s preferred securities are senior to common stock but subordinated to all other types of corporate debt. Corporate bonds sit higher in the capital structure than preferred securities, and therefore in the event of bankruptcy, will be senior to the preferred securities.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Credit and Below Investment Grade Securities Risk: Preferred securities may be rated below investment-grade or may be unrated. Below-investment grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (the “UK”) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

This is not a complete list of the risks of investing in the Fund. For additional risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will not have a material effect on the timing of income recognized by the Fund and will have no effect on the Fund’s net assets or overall results of operations.

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The Fund adopted the amendments within the financial statements for the year ended April 30, 2019, which had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

On June 11, 2019, The Board of Directors of the Fund approved an amendment to the Fund’s fee waiver/expense reimbursement agreement, effective close of business July 31, 2019 through June 30, 2021, whereby the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares. This contractual agreement can only be amended or terminated prior to its expiration date by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. Previously, the investment advisor had contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) did not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class I shares, 1.05% for Class R shares and 0.55% for Class Z shares.

Management has evaluated events and transactions occurring after April 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the “Fund”) as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2019 and the period from November 30, 2015 (commencement of operations) through April 30, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the three years in the period ended April 30, 2019 and the period from November 30, 2015 (commencement of operations) through April 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

June 21, 2019

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

TAX INFORMATION—2019 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $47,676,728. Additionally, 32.60% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q has now been rescinded. Disclosures of the Fund’s complete holdings are now required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-Q (and once available, Form N-PORT), is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-today operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	C.F.A.; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly, worked at Bessemer Trust Company from 1999 to 2014; Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

Frank K. Ross 1943	Director	—[5]	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid- Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	20	Since 2004

(table continued on next page)

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale,New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]	Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2005.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015 and prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

Nasdaq Symbol:	Class A—LPXAX
Class C—LPXCX
Class F—LPXFX*
Class I—LPXIX
Class R—LPXRX
Class T—LPXTX*
Class Z—LPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Low Duration Preferred and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

eDelivery AVAILABLE

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Cohen & Steers

Low Duration

Preferred and

Income Fund

Annual Report April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

LPXAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant amended the personal trading ‘blackout period’ in the Code of Ethics during the reporting period to reflect changes to the timeline for processing Fund distributions. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis and Frank K. Ross qualify as audit committee financial experts based on their years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Until December 31, 2018, each of Messrs. Clark, Ross and Maginnis was a member of the board’s audit committee, and each was “independent” as such term is defined in Form N-CSR. Mr. Ross retired from the registrant’s board on December 31, 2018 pursuant to the registrant’s mandatory retirement policy and is no longer a member of the board’s audit committee. Effective January 1, 2019, each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended April 30, 2019 and April 30, 2018 for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
Audit Fees	$43,040	$42,200
Audit-Related Fees	$0	$0
Tax Fees	$5,850	$5,740
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended April 30, 2019 and April 30, 2018, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2019	2018
Registrant	$5,850	$5,740
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date: July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: July 2, 2019